UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 15, 2003

3D Systems Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-22250	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26081 Avenue Hall

Valencia, California 91355

(Address of Principal Executive Offices)

(661) 295-5600

(Registrant’s Telephone Number)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial Statements. None.

(b)    Pro Forma Financial Information. None.

(c)    Exhibits.

99.1    Press Release, dated July 15, 2003.

Item 9.    Regulation FD Disclosure.

This information, required by “Item 12. Results of Operations and Financial Condition,” is being furnished under “Item 9. Regulation FD Disclosure” in accordance with SEC Release No. 33-8216.

Reference is made to the press release of Registrant issued on July 15, 2003, regarding earnings for the first quarter ended March 28, 2003, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 15, 2003

3D SYSTEMS CORPORATION

/s/ Keith Kosco

By:	Keith Kosco
Its:	General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibits

99.1	Press Release, dated July 15, 2003.

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